Financial Risk Management (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Exposure to Commodity Price Risk

The table below summarizes the impact on revenue and receivables for changes in commodity prices on the provisionally invoiced sales volumes.

	As at December 31,
	2018	2017
Copper increase/decrease by US$0.27/lb. (2017: US$0.33/lb.)[1]	7,485	6,645

[1]The analysis is based on the assumption that the year-end copper price increases 10 percent with all other variables held constant. At December 31, 2018, 20 million (2017: 16 million) pounds of copper in concentrate were exposed to copper price movements. The closing exchange rate for the year ended December 31, 2018 of CAD/USD 1.36 (2017: 1.25) was used in the analysis.

Summary of Impact on Earnings After Tax and Equity

The table below summarizes the impact on earnings after tax and equity for a change of 100 basis points in interest rates at the reporting date. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. This assumes that the change in interest rates is effective from the beginning of the financial year and balances are constant over the year. However, interest rates and balances of the Company may not remain constant in the coming financial year and therefore such sensitivity analysis should be used with care.

	Years ended December 31,
	2018	2017
Fair value sensitivity for fixed-rate instruments

Senior secured notes	(2,365)	(1,340)

Capital leases	(175)	(176)

Secured equipment loans	(56)	(96)
	(2,596)	(1,612)
Cash flow sensitivity for variable-rate instruments

Cash and equivalents	382	645

Reclamation deposits	211	209
	593	854

Schedule of Changes in Assets and Liabilities on Basis of Strengthening CAD Against USD

The following table demonstrates the sensitivity to a 10% strengthening in the CAD against the USD. With all other variables held constant, the Company’s shareholders equity and earnings after tax would both increase/(decrease) due to changes in the carrying value of monetary assets and liabilities. A weakening in the CAD against the USD would have had the equal but opposite effect to the amounts shown below.

	Year ended December 31,
	2018	2017
Cash and equivalents	(1,928)	(4,966)

Accounts receivable	(812)	(1,435)

Copper put option contracts	-	(24)

Accounts payable and accrued liabilities	562	344

Senior secured notes	24,987	23,293

Equipment loans	-	27

Summary of Fair Value Measurement of Assets

The Company uses the fair value hierarchy described in Note 2.4(c) for determining the fair value of instruments that are measured at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2018

Financial assets designated as FVOCI

Marketable securities	3,581	-	-	3,581

Investment in subscription receipts (Note 13)	-	-	2,400	2,400

Reclamation deposits	31,480	-	-	31,480
	35,061	-	2,400	37,461
December 31, 2017

Financial assets designated as FVTPL

Copper put option contracts	-	330	-	330

Available-for-sale financial assets

Marketable securities	2,444	-	-	2,444

Investment in subscription receipts (Note 13)	-	-	2,400	2,400

Reclamation deposits	30,637	-	-	30,637
	33,081	330	2,400	35,811

Summary of Capital Management

In order to maintain or adjust the capital structure, the Company may issue or buy back equity, issue, buy back or repay debt, sell assets, or return capital to shareholders.

	December 31, 2018	December 31, 2017
Cash	(45,665)	(80,231)
Current portion of long-term debt	9,856	11,270
Long-term debt	345,625	317,948
Net debt	309,816	248,987
Shareholders’ equity	347,077	367,080